EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Real Industry, Inc., et al.	Case No. 17-12464 (KJC)
Debtors	Reporting Period: February 1, 2018 – February 28, 2018

MONTHLY OPERATING REPORT

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1
Schedule of Debtor Bank Account Balances	MOR-1b
Schedule of Professional Fees and Expenses Paid	MOR-1c
Copies of bank statements		Available to the U.S. Trustee upon request.
Cash disbursements journals		Available to the U.S. Trustee upon request.
Statement of Operations	MOR-2
Balance Sheet	MOR-3
Summary of unpaid post-petition debts	MOR-4
Accounts Receivable Aging	MOR-5
Debtor Questionnaire	MOR-5

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Michael J. Hobey	3/20/2018
Signature of Authorized Individual*	Date

Michael J. Hobey	President and Interim CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

IN THE UNITED STATES BANKRUPTCY

COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
REAL INDUSTRY, INC., et al.	)	Case No. 17-12464 (KJC)
)
Debtors.[1]	)	(Jointly Administered)

CERTIFICATION REGARDING POST-PETITION BANK

ACCOUNT RECONCILIATIONS AND COMPLIANCE AND

PAYMENT OF POST-PETITION TAXES

I, Michael J. Hobey,  President and Interim Chief Executive Officer of Real Industry, Inc. and its affiliated debtors and debtors-in-possession (collectively, the “Debtors”), hereby certifies as follows:

1.

Attached to MOR-1 is a listing of the Debtors’ bank accounts, by account number, and the closing balances. These accounts are reconciled monthly in accordance with the Debtors’ ordinary course accounting practices and, together with the Debtors’ bank statements and cash disbursements journals,  are available to the United States Trustee upon request.

2.	To the best of my knowledge and belief, the Debtors are current on all post-petition taxes, and no post-petition tax amounts are past due.

/s/ Michael J. Hobey	3/20/2018
Michael J. Hobey	Date
President and Interim Chief Executive Officer

1 The Debtors in the above-captioned chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are Real Industry, Inc. (3818), Real Alloy Intermediate Holding, LLC (7447), Real Alloy Holding, Inc. (2396), Real Alloy Recycling, Inc. (9798), Real Alloy Bens Run, LLC (3083), Real Alloy Specialty Products, Inc. (9911), Real Alloy Specification, Inc. (9849), ETS Schaefer, LLC (9350), and RA Mexico Holding, LLC (4620).  The principal place of business for the Real Alloy Debtors is 3700 Park East Drive, Suite 300, Beachwood, Ohio 44122.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Real Industry, Inc., et al.	Case No. 17-12464 (KJC)
Debtors	Reporting Period: February 1, 2018 – February 28, 2018

General Notes

This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these bankruptcy cases. The financial information contained herein is unaudited, preliminary in nature, and, as discussed below, not prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Such financial statements represent the Debtors’ good faith attempt to comply with the requirements of the United States Trustee using resources available. This information is specifically limited to the reporting period and limited in scope to the requirements of this report. These unaudited financial statements have not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes which could be material. Certain totals may not sum due to rounding.

The results of operations contained herein are not necessarily indicative of the results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position and schedule of receipts and disbursements in the future. The amounts in MOR 3 currently classified as liabilities subject to compromise may be subject to future change as the Debtors complete their analysis of pre and post-petition liabilities, including the reconciliation of intercompany balances. The Debtors caution readers not to place undue reliance on the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

In re: Real Industry, Inc., et al.	Case No. 17-12464 (KJC)
Debtors	Reporting Period: February 1, 2018 – February 28, 2018

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

						Real Alloy
		Real Alloy			Real Alloy	Specialty	Real Alloy			Total Filer	Total Filer
	Real Industry,	Intermediate	Real Alloy	Real Alloy	Bens Run,	Products,	Specification,	ETS Schaefer,	RA Mexico	(Month Ended	(Cumulative Since
	Inc	Holding, LLC	Holding, Inc.	Recycling, Inc.	LLC	Inc.	Inc.	LLC	Holding, LLC	02/28/2018)	Filing)	Notes
Beginning Cash Balance (Book)	$6,219,676	$-	$-	$8,075,754	$-	$-	$-	$(79,732)	$-	$14,215,698	$4,663,014

Cash Receipts	6,487	-	-	18,840,213	-	1,507,147	29,024,550	759,444	-	50,137,841	173,298,777
Interest Income	94	-	-	5	-	-	-	-	-	99	525
Total Receipts	6,581	-	-	18,840,217	-	1,507,147	29,024,550	759,444	-	50,137,940	173,299,302

Cash Disbursements
Metals	-	-	-	(14,321,148)	-	(1,331,648)	(23,078,762)	(208,727.11)	-	(38,940,285)	(123,157,724)
Wages, Payroll, HR & Related	(135,317)	-	-	(4,782,140)	(5,348)	(123,461)	(1,543,085)	(152,445)	-	(6,741,796)	(22,524,000)
Interco w/Canada	-	-	-	(592,318)	-	-	-	-	-	(592,318)	(1,629,104)
Freight	-	-	-	(1,456,002)	-	(56,597)	(1,084,985)	(9,987.08)	-	(2,607,570)	(7,288,869)
Flux	-	-	-	(695,847)	-	-	(177,918)	-	-	(873,765)	(2,995,278)
Banking & Financial	(8,469)	-	(37,360)	(686,556)	-	(4,687)	(55,619)	-	-	(792,690)	(3,070,220)
Packaging & Storage	-	-	-	(20,530)	-	(12,009)	(6,259)	-	-	(38,798)	(460,474)
Industrial Waste	-	-	-	(502,972)	(28)	(4,789)	(19,496)	-	-	(527,285)	(1,370,852)
Interco w/Goodyear	-	-	-	(194,129)	-	-	-	-	-	(194,129)	(756,425)
Insurance	(149,657)	-	-	(565,156)	-	-	(20,990)	-	-	(735,803)	(1,309,674)
SG&A & Other	(103,151)	-	(86,491)	(1,150,893)	(7,679)	(66,046)	(394,777)	(124,668)	-	(1,933,706)	(5,204,325)
Tax Authority	-	-	(225)	(367,264)	(18,634)	(9,701)	(25,752)	(170.00)	-	(421,747)	(689,642)
Equipment, Parts, Supplies & Related	-	-	-	(1,352,096)	-	(93,090)	(696,983)	-	-	(2,142,169)	(4,383,293)
Construction/Fabrication	-	-	-	(209,997)	-	(1,699)	(16,058)	-	-	(227,755)	(593,044)
Chemicals & Lubricants	-	-	-	(436,750)	-	(2,592)	(126,151)	-	-	(565,493)	(1,147,215)
Cleaning & Waste Management	-	-	-	(177,301)	-	(1,139)	(23,133)	-	-	(201,573)	(587,282)
Utilities	-	-	(303)	(951,736)	(184)	(40,611)	(979,366)	(4,272)	-	(1,976,472)	(4,458,904)
Total Operating Disbursements	(396,593)	-	(124,379)	(28,462,834)	(31,874)	(1,748,070)	(28,249,334)	(500,269)	-	(59,513,354)	(181,626,323)	(A)

Restructuring Related Disbursements
Professional Fees	(7,505)	-	(879,160)	-	-	-	-	-	-	(886,664)	(2,424,293)
Adequate Assurance Deposit	-	-	-	-	-	-	-	-	-	-	(2,102,947)
Deposit - Derivatives	-	-	-	-	-	-	-	-	-	-	(2,500,000)
US Trustee Fees	-	-	-	-	-	-	-	-	-	-	(76,975)
Total Restructuring Related Disbursements	(7,505)	-	(879,160)	-	-	-	-	-	-	(886,664)	(7,104,215)	(A)

Net Cash Flow Prior to Financing Activities	(397,517)	-	(1,003,539)	(9,622,617)	(31,874)	(240,922)	775,215	259,175	-	(10,262,079)	(15,431,236)

Financing Activities
DIP Term Loan Borrowings	1,500,000	-	-	-	-	-	-	-	-	1,500,000	45,500,000
DIP Term Loan Fees and Interest	-	-	-	(357,778)	-	-	-	-	-	(357,778)	(5,762,222)	(A)
DIP ABL Borrowings	-	-	-	60,500,000	-	-	-	-	-	60,500,000	193,972,151
DIP ABL Paydown	-	-	-	(51,322,051)	-	-	-	-	-	(51,322,051)	(113,754,105)	(A)
DIP ABL Fees and Interest	-	-	-	(306,394)	-	-	-	-	-	(306,394)	(1,791,716)	(A)
Pre-Petition ABL Paydown	-	-	-	-	-	-	-	-	-	-	(93,297,972)	(A)
Pre-Petition Fees and Interest	-	-	-	-	-	-	-	-	-	-	(130,518)	(A)
Total Financing Activities	1,500,000	-	-	8,513,777	-	-	-	-	-	10,013,777	24,735,618
Net Cash Flow	1,102,483	-	(1,003,539)	(1,108,840)	(31,874)	(240,922)	775,215	259,175	-	(248,302)	9,304,382

Cash Sweep	-	-	1,003,539	(499,538)	31,874	240,922	(775,215)	(1,582)	-	-	-
Ending Cash Balance (Book)	$7,322,159	$-	$-	$6,467,376	$-	$-	$-	$177,861	$-	$13,967,396	$13,967,396
Disbursements for Calculating Quarterly US Trustee Fees. [sum of Notes (A)]	$404,098	$-	$1,003,539	$80,449,058	$31,874	$1,748,070	$28,249,334	$500,269	$-	$112,386,242	$403,467,072

Notes:

(A) In the November 2017 Monthly Operating Report ("MOR"), the Debtors reported two bank account balances totaling $122,182 as accounts of the Debtors that subsequently were determined to be non-debtor bank accounts. The beginning cash balances have been adjusted to reflect this correction.

MOR-1: Schedule of Receipts and Disbursements

In re: Real Industry, Inc., et al.	Case No. 17-12464 (KJC)
Debtors	Reporting Period: February 1, 2018 – February 28, 2018

SCHEDULE OF DEBTOR BANK ACCOUNT BALANCES*

							Real Alloy
			Real Alloy			Real Alloy	Specialty	Real Alloy		RA Mexico
			Intermediate	Real Alloy	Real Alloy	Bens Run,	Products,	Specification,	ETS Schaefer,	Holding,
Bank Account	Bank	Real Industry, Inc	Holding, LLC	Holding, Inc.	Recycling, Inc.	LLC	Inc.	Inc.	LLC	LLC	Consolidated
xxxxx09712 - ETS Schaefer LLC Receipts	Bank of America								29,466		$29,466
xxxxx31011 - ETS Schaefer LLC Disbursements	Bank of America								90,115		$90,115
xxxxx31030 - Real Alloy Recycling Inc Payroll Account	Bank of America				192,324						$192,324
xxxxx31016 - Real Alloy Recycling Inc Accounts Payable	Bank of America				848,766						$848,766
xxxxx09675 - Real Alloy Recycling Inc 3rd Party Funding Account	Bank of America				213,170						$213,170
xxxxx09656 - Real Alloy Recycling Inc Receivables Account	Bank of America				672,735						$672,735
xxxxx09651 - Real Alloy Recycling Inc Concentration Account	Bank of America				84,920						$84,920
xxxxx09670 - Real Alloy Recycling Inc Adequate Assurance Account	Bank of America				1,295,144						$1,295,144
xxxxx75014 - Real Alloy Holding, Inc Corp Trust (GBP)	Bank of America			145,804							$145,804
xxxxx75022 - Real Alloy Holding, Inc Corp Trust (EUR)	Bank of America			55,563							$55,563
xxxxxx4386 - Real Alloy Recycling Inc Concentration Account	Wintrust				1,559						$1,559
xxxxxx87819 - Real Alloy Holding, Inc Bondholder Escrow Account	JP Morgan Chase			4,999,975							$4,999,975
xxxxx23243 - Real Industry Inc Collateral Account for Letter of Credit	Wells Fargo	722,279									$722,279
xxxxx96415 - Real Industry, Inc	Wells Fargo	6,626,121									$6,626,121
		$7,348,399	$-	$5,201,341	$3,308,617	$-	$-	$-	$119,581	$-	$15,977,939

*Balances per bank records as of February 28, 2018.

MOR-1b: Schedule of Bank Account Balances

In re: Real Industry, Inc., et al.	Case No. 17-12464 (KJC)
Debtors	Reporting Period: February 1, 2018 – February 28, 2018

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

								CUMULATIVE PAID
				CHECK		AMOUNT PAID		SINCE PETITION DATE
PAYEE	PERIOD	AMOUNT	PAYOR	NUMBER	DATE	FEES	EXPENSES	FEES	EXPENSES
Alvarez & Marsal Securities, LLC	Feb -18	$139,293	Real Alloy Holding, Inc	Wire	Feb-27-2018	$125,000	$14,293	$376,172	$18,437
Berkeley Research Group, LLC	Feb -18	-	Real Alloy Holding, Inc					130,868	7,765
Latham & Watkins LLP	Feb -18	286,580	Real Alloy Holding, Inc	Wire	Feb-08-2018	284,402	2,178	731,676	56,761
Prime Clerk	Feb -18	161,079	Real Alloy Holding, Inc	ACH	Feb-08-2018	140,000	21,079	190,000	21,079
Brown Ruddick	Feb -18	-	Real Alloy Holding, Inc					277,851	7,332
Young Conaway Stargatt & Taylor, LLP	Feb -18	-	Real Alloy Holding, Inc					23,485	623
Goldberg Kohn Bell Black	Feb -18	-	Real Alloy Holding, Inc					141,945	-
Environmental Resources Management	Feb -18	152,000	Real Alloy Holding, Inc	1100041006	Feb-08-2018	152,000	-	289,000	-
Dorsey & Whitney	Feb -18	140,208	Real Alloy Holding, Inc	1100041005	Feb-08-2018	139,805	403	139,805	403
Smartroom	Feb -18	-	Real Alloy Holding, Inc			-	-	3,587	-
Prime Clerk	Feb -18	7,505	Real Industry, Inc			7,505	-	7,505	-
		$886,664				$848,711	$37,954	$2,311,892	$112,401

MOR-1c: Schedule of Professional Fees and Expenses Paid

In re: Real Industry, Inc., et al.	Case No. 17-12464 (KJC)
Debtors	Reporting Period: February 1, 2018 – February 28, 2018

CONSOLIDATING STATEMENT OF OPERATIONS

	Total Filer			Real Alloy			Real Alloy	Real Alloy				Total Filer
	(Month Ended		Real Industry,	Intermediate	Real Alloy Holding,	Real Alloy	Specification,	Specialty	ETS Schaefer,	Real Alloy Bens	RA Mexico	(Cumulative
	02/28/2018)	Eliminations	Inc	Holding, Inc.	Inc.	Recycling, Inc.	Inc.	Products, Inc.	LLC	Run, LLC	Holding, LLC	Since Filing)

Gross Revenue	$51,543,852	$(9,211,401)	$5,581	$-	$-	$27,381,128	$31,285,540	$1,516,194	$566,810	$-	$-	$176,061,829
Total Cost of Sales	50,183,011	(9,211,401)	-	-	-	27,044,902	30,454,105	1,350,410	529,517	15,478	-	168,431,653
Gross Profits	1,360,841	-	5,581	-	-	336,226	831,435	165,784	37,293	(15,478)	-	7,630,176

Total SGA Expenses	3,668,018	-	509,322	-	457,170	2,425,651	204,368	58,933	12,574	-	-	14,488,159
Total (Gains) Losses on Derivative Financial Instruments	-	-	-	-	-	-	-	-	-	-	-	(16,691)
Other Operating (Income) Expense - Net	-	-	-	-	-	-	-	-	-	-	-	64,860
Operating Income (Loss)	(2,307,177)	-	(503,741)	-	(457,170)	(2,089,425)	627,067	106,851	24,719	(15,478)	-	(6,906,152)

Net Interest Expense & Fees	3,437,541	-	-	-	1,655,097	1,776,797	5,133	491	23	-	-	12,190,489
Total Foreign Currency Gains/Losses	1,242,825	-	-	-	1,253,053	(10,228)	-	-	-	-	-	(1,335,430)
Net Mgmt Fee Expense (Income)	223,043	-	-	-	-	223,043	-	-	-	-	-	687,829
Other Expenses	-	-	-	-	-	-	-	-	-	-	-	(182)
Income Before Taxes	(7,210,586)	-	(503,741)	-	(3,365,320)	(4,079,037)	621,934	106,360	24,696	(15,478)	-	(18,448,858)
Income Tax Expenses	5,275	-	-	-	5,275	-	-	-	-	-	-	14,714
Net Income From Continuing Operations	(7,215,861)	-	(503,741)	-	(3,370,595)	(4,079,037)	621,934	106,360	24,696	(15,478)	-	(18,463,572)
Net Income From Discontinued Operations	-	-	-	-	-	-	-	-	-	-	-	-
Net Income/Loss Attributable to NCI	-	-	-	-	-	-	-	-	-	-	-	-
Net Income	$(7,215,861)	$-	$(503,741)	$-	$(3,370,595)	$(4,079,037)	$621,934	$106,360	$24,696	$(15,478)	$-	$(18,463,572)

MOR-2: Statement of Operations

In re: Real Industry, Inc., et al.	Case No. 17-12464 (KJC)
Debtors	Reporting Period: February 1, 2018 – February 28, 2018

CONSOLIDATING BALANCE SHEET

				Real Alloy			Real Alloy	Real Alloy			Real Alloy
				Intermediate	Real Alloy	Real Alloy	Specification,	Specialty	ETS Schaefer,	Real Alloy Bens	Mexico
	Total Filer	Eliminations	Real Industry, Inc.	Holding, Inc.	Holding, Inc.	Recycling, Inc.	Inc.	Products, Inc.	LLC	Run, LLC	Holding LLC
ASSETS
Current Assets:
Total Cash & Equivalents	$13,967,396	$-	$7,322,159	$-	$-	$6,467,376	$-	$-	$177,861	$-	$-
Net Accounts Receivable	70,591,918	-	226	-	(44,291)	26,120,123	42,403,854	1,065,325	1,046,681	-	-
Total Current Interco Receivable	25,891,992	(606,075)	-	-	(44,981,349)	23,525,218	39,600,004	8,290,504	672,205	(608,515)	-
Net Inventories	67,238,712	-	-	-	-	22,828,849	39,274,841	4,514,584	620,438	-	-
Total Prepaid Expenses	14,216,197	-	576,012	-	10,000	7,564,993	6,000,902	64,290	-	-	-
Total Other Current Assets	12,885,684	-	-	-	803,371	8,895,873	2,830,516	355,924	-	-	-
Total Current Assets	204,791,899	(606,075)	7,898,397	-	(44,212,269)	95,402,432	130,110,117	14,290,627	2,517,185	(608,515)	-
Property, Plant & Equipment, Net	106,287,454	-	27,583	-	-	59,249,545	39,454,188	3,107,208	2,539,081	1,909,849	-
Other Intangibles, Net	-	-	-	-	-	-	-	-	-	-	-
Total Equity Investments in Subs	68,741,249	(509,628,414)	156,337,885	-	303,469,839	118,561,938	-	-	-	-	1
Total L/T Deferred Tax Assets	8,891,988	-	8,891,988	-	-	-	-	-	-	-	-
Total L/T Interco Receivable	86,936,781	(35,581,838)	28,442,264	-	58,494,517	35,581,838	-	-	-	-	-
Other L/T Assets, Net	8,655,986	-	890,786	-	-	7,073,481	683,135	7,948	-	636	-
Total Assets	$484,305,358	$(545,816,327)	$202,488,904	$-	$317,752,087	$315,869,234	$170,247,440	$17,405,783	$5,056,266	$1,301,970	$1

In re: Real Industry, Inc., et al.	Case No. 17-12464 (KJC)
Debtors	Reporting Period: February 1, 2018 – February 28, 2018

				Real Alloy			Real Alloy	Real Alloy			Real Alloy
				Intermediate	Real Alloy	Real Alloy	Specification,	Specialty	ETS Schaefer,	Real Alloy Bens	Mexico
	Total Filer	Eliminations	Real Industry, Inc.	Holding, Inc.	Holding, Inc.	Recycling, Inc.	Inc.	Products, Inc.	LLC	Run, LLC	Holding LLC
LIABILITIES & STOCKHOLDERS' EQUITY
Liabilities:
Total Accounts Payable	$24,733,976	$-	$114,799	$-	$213,326	$12,907,475	$10,642,730	$624,964	$217,988	$12,694	$-
Accrued & Other Current Liabilities (A)	9,481,256	-	1,866,168	-	253,333	5,406,181	1,688,949	94,235	144,937	27,453	-
Total F/V S/T Hedge Liab. Contracts	213,110	-	-	-	213,110	-	-	-	-	-	-
Toll Liability	3,980,571	-	-	-	-	173,653	3,806,918	-	-	-	-
Accrued Interest	5,100,410	-	-	-	4,911,111	189,299	-	-	-	-	-
Total Cur. Def. Tax Liability	-	-	-	-	-	-	-	-	-	-	-
Total Current Interco Payable	24,603,105	(605,336)	4,094	-	10,929,894	14,155,221	3,390,207	452,348	(3,723,323)	-	-
Current Maturities of L/T Debt	292,108,036	-	5,300,000	-	167,190,081	118,960,776	601,497	53,869	1,813	-	-
Liabilities of Discontinued Operations - Current	-	-	-	-	-	-	-	-	-	-	-
Total Current Liabilities	360,220,463	(605,336)	7,285,060	-	183,710,855	151,792,605	20,130,301	1,225,416	(3,358,585)	40,147	-
Total L/T Debt	2,022,522	-	-	-	-	1,224,100	724,920	67,991	5,511	-	-
Total L/T I/C Payable	(9,932,584)	(35,582,577)	-	-	25,359,981	290,011	1	-	-	-	-
Total Other L/T Liabilities (B)	10,161,977	-	-	-	-	4,214,055	5,850,272	72,650	25,000	-	-
Total L/T Liabilities	2,251,915	(35,582,577)	-	-	25,359,981	5,728,166	6,575,193	140,641	30,511	-	-
Total Liabilities - Subject to Compromise - External	217,539,378		30,590,455	-	146,922,891	19,497,568	19,078,432	876,374	546,368	27,290	-
Total Liabilities - Subject to Compromise – Internal	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities - Subject to Compromise	217,539,378	-	30,590,455	-	146,922,891	19,497,568	19,078,432	876,374	546,368	27,290	-
Total Liabilities	580,011,756	(36,187,913)	37,875,515	-	355,993,727	177,018,339	45,783,926	2,242,431	(2,781,706)	67,437	-
Stockholders' Equity:
Common Stock - Total	29,807	-	29,807	-	-	-	-	-	-	-	-
Additional Paid-In Capital - Total	545,263,660	(509,628,414)	545,263,660	-	173,259,645	222,511,312	99,016,761	8,906,982	3,940,748	1,992,965	1
Retained Earnings	(630,065,762)	-	(380,680,078)	-	(200,567,182)	(83,660,417)	25,446,753	6,256,370	3,897,224	(758,432)	-
Total Other Comprehensive Income/(Loss)	(10,934,103)	-		-	(10,934,103)	-	-	-	-	-	-
Total Stockholders' Equity	(95,706,399)	(509,628,414)	164,613,388	-	(38,241,640)	138,850,895	124,463,514	15,163,352	7,837,972	1,234,533	1
Total Liabilities & Equity	$484,305,358	$(545,816,327)	$202,488,904	$-	$317,752,087	$315,869,234	$170,247,440	$17,405,783	$5,056,266	$1,301,970	$1

Notes:

(A) Includes certain prepetition claims for wages and taxes approved by the Court and costs related to potential future environmental remediation.

(B) Includes costs related to potential future environmental remediation and tax liabilities.

MOR-3: Balance Sheet

In re: Real Industry, Inc., et al.	Case No. 17-12464 (KJC)
Debtors	Reporting Period: February 1, 2018 – February 28, 2018

SUMMARY OF UNPAID POST-PETITION DEBTS

Current

Accounts Payable	$24,733,975

MOR-4: Summary of Unpaid Post-Petition Debts

In re: Real Industry, Inc., et al.	Case No. 17-12464 (KJC)
Debtors	Reporting Period: February 1, 2018 – February 28, 2018

ACCOUNTS RECEIVABLE AGING

	0-30 Days	31-60 Days	61-90 Days	91 Days +	Total
Accounts Receivable Aging
Accounts Receivable	$68,733,816	$235,581	$1,577,174	$539,319	$71,085,889
Unapplied Funds					(202,971)
Allowance for Doubtful Accounts					(291,000)
					$70,591,918

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.  Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. (1)

X

MOR-5: Accounts Receivable Aging AND Debtor Questionnaire